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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934




Date of Report (Date of earliest event reported):   JULY 2, 1997


                            MARGO NURSERY FARMS, INC.
             (Exact name of registrant as specified in this charter)


          FLORIDA                       0-15336                59-2807561
(State or other jurisdiction of   (Commission File No.)       (IRS Employer
incorporation)                                              Identification No.)


ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                    00692
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (787) 883-2570

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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT


      On July 2, 1997, the Board of Directors of the Company voted to appoint Deloitte & Touche LLP to act as the Company's independent certified public accountants with respect to the fiscal year ending December 31, 1997 and chose not to renew the engagement of Kaufman, Rossin & Co., which had served as the Company's independent public accountants since 1991. The decision to change independent auditors, which was taken by the full Board of Directors without a recommendation of the Audit Committee, was based on the Board's conclusion that it was in the best interests of the Company to select an accounting firm with an office in Puerto Rico, where the Company's principal operations are located.

            Neither management nor anyone on its behalf has consulted with Deloitte & Touche LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements. Neither a written report or oral advice provided by Deloitte & Touche LLP was considered by the Company as an important factor in reaching a decision as to the accounting, auditing or financial reporting issue during the Company's two most recent fiscal years or the subsequent interim period prior to the appointment of Deloitte & Touche LLP.

      The reports of Kaufman, Rossin & Co. on the Company's financial statements for the years ended December 31, 1995 and December 31, 1996 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Since January 1, 1995, the Company has not had any disagreements with Kaufman, Rossin & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that would require disclosure pursuant to the rules and regulations of the Securities and Exchange Commission.

      Kaufman, Rossin & Co. has furnished to the Company a letter addressed to the SEC stating that it agrees with the statements in the immediately preceding paragraph. A copy of such letter, dated July 7, 1997 is filed as an exhibit to the this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  16 Letter pursuant to Item 304(a)(3) of the Regulation S-K addressed to the Securities and Exchange Commission from Kaufman, Rossin & Co.




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                         MARGO NURSERY FARMS, INC.



                                         By:          /s/ Alfonso Ortega
                                            -----------------------------------
                                                         Alfonso Ortega
                                                    Vice President and Chief
                                                       Financial  Officer


Date:  July 7, 1997

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                                  EXHIBIT INDEX





     EXHIBIT NUMBER                DESCRIPTION                             PAGE
     --------------                -----------                             ----

           16           Letter pursuant to Item 304(a)(3)
                        of Regulation S-K addressed to the Securities and Exchange Commission from Kaufman, Rossin & Co.